American Century ETF Trust Prospectus Supplement American Century® Multisector Floating Income ETF
Supplement dated July 16, 2026 ■ Prospectus dated January 1, 2026

Important Notice Regarding Change in Investment Policy and Name

Effective September 14, 2026 (the "Effective Date"), American Century® Multisector Floating Income ETF will be renamed American Century® Ultrashort Income ETF. As of that date, all references to American Century® Multisector Floating Income ETF will be replaced with American Century® Ultrashort Income ETF.

In connection with the name change, as of the Effective Date, the fund will no longer have a policy to invest at least 80% of the fund’s assets in floating rate securities.

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